GNMA PORTFOLIO, SERIES 1
                          (MATRIX UNIT TRUST, SERIES 1)

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 21, 2002

     Notwithstanding anything to the contrary in the prospectus, the additional compensation paid to broker-dealers and other selling firms described in the second full paragraph on page 13 of the prospectus and in the table following such paragraph will apply to transactions during the two month period on and after the trust inception date rather than the initial one month period described therein.

Supplement Dated:  June 21, 2002